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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      Date of Report:    February 16, 1998

                         TURBOSONIC TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in Charter)

      Delaware                            0-12661                  13-1949528
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(State or other jurisdiction of    (Commission File No.)          (IRS Employer
       incorporation)                                            Identification
                                                                    Number)

11 Melanie Lane, Hanover, New Jersey                                      07396
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (973) 884-4388
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Item 4.   Changes in Registrant's Certifying Accountant.

          On February 16, 1998, Registrant dismissed Arthur Andersen LLP ("AA") as Registrant's independent auditor.

          AA's reports on Registrant's financial statements for each of its two fiscal years ended April 30, 1996 and April 30, 1995, respectively (collectively, the "Prior Fiscal Years"), were each qualified in their reference to the uncertainty of Registrant's ability to continue as a going concern. Except as aforesaid, such reports did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

          Registrant's dismissal of AA was unanimously approved by Registrant's Board of Directors.

          There were no disagreements ("Disagreements") between Registrant and AA during either (i) the Prior Fiscal Years, or (ii) the period May 1, 1997 through February 16, 1998 (the "Interim Period") on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which Disagreement, if not resolved to the satisfaction of AA, would have caused AA to make reference to the subject matter of the Disagreement in connection with its reports for the Prior Fiscal Years.

          There were no "Reportable Events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K, during either (i) the Prior Fiscal Years or (ii) the Interim Period.

          Registrant has engaged Ernst & Young LLP ("EY") as its independent auditor for Registrant's fiscal year ended April 30, 1997. Registrant did not consult EY with respect to either (i) the Prior Fiscal Years (ii) the Interim Period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements, or (ii) any matter that was either the subject of a Disagreement or a Reportable Event.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)    Not applicable.
          (b)    Not applicable.
          (c)    (i) Letter from AA dated February 17, 1998
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    February 16, 1998           TURBOSONIC TECHNOLOGIES, INC.
                                            (Registrant)



                                      By: /s/ Patrick J. Forde
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                                          Patrick J. Forde
                                          Secretary/Treasurer